UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 10, 2023

Date of Report (Date of earliest event reported)

PRINCETON BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-263313*	88-4268702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

183 Bayard Lane, Princeton, New Jersey		08540
(Address of principal executive offices)		(Zip Code)

(609) 921-1700

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	BPRN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

*

This Current Report on Form 8-K is filed by Princeton Bancorp, Inc., a Pennsylvania corporation (the “Company”), as successor issuer to The Bank of Princeton, a New Jersey state-chartered bank (the “Bank”). The Bank’s common stock previously was registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, pursuant to Section 12(i) of the Exchange Act, the Bank filed periodic reports with the Federal Deposit Insurance Corporation (the “FDIC”). The Company’s common stock is deemed to be registered under Section 12(b) of the Exchange Act by operation of Rule 12g-3(a) under the Exchange Act.

Item 7.01 Regulation FD Disclosure.

On January 10, 2023, the Company issued a press release to announce the effectiveness of the Reorganization, as defined below. The information in this Item 7.01, including Exhibit 99.4, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act.

Item 8.01 Other Events.

Consummation of the Reorganization

The Company was incorporated on February 22, 2022, by and at the direction of the Board of Directors of the Bank, for the sole purpose of acquiring the Bank and serving as the Bank’s bank holding company. On February 23, 2022, the Bank entered into an Agreement and Plan of Reorganization and Merger (the “Plan”), pursuant to which the Bank will become a wholly owned subsidiary of the Company and each outstanding share of Common Stock, par value $5.00 per share, of the Bank, which we refer to as Bank Common Stock, will be exchanged for one share of Common Stock, no par value per share, of the Company, which we refer to as the Company Common Stock (the “Reorganization”). The Bank’s stockholders approved the Reorganization at the Bank’s annual meeting of stockholders held on April 29, 2022.

Effective at 5:15 p.m. on January 10, 2023 (the “Effective Date”), under the terms of the Plan and pursuant to Section 17:9-A-139 of the New Jersey Department of Banking and Insurance Act of 1948, each outstanding share of Bank Common Stock formerly held by its stockholders was converted into and exchanged for one newly issued share of Company Common Stock, and the Bank became the Company’s wholly owned subsidiary. The issuance of Company Common Stock pursuant to the Reorganization was registered under the Securities Act of 1933, as amended, pursuant to the Company’s registration statement on Form S-4EF (File No. 333-263313) filed with the U.S. Securities and Exchange Commission on March 4, 2022, as amended on March 18, 2022, which became automatically effective on March 24, 2022.

At the Effective Date, each then-current outstanding option to purchase shares of Bank Common Stock (“Stock Options”) was converted into an option to purchase the same number of shares of Company Common Stock on the same terms and conditions as were in effect with respect to those outstanding Stock Options under the written agreements pertaining thereto. Additionally, at the Effective Date, the Company (i) assumed all the outstanding awards granted under the Bank of Princeton Amended & Restated 2007 Stock Option Plan, (ii) assumed all of the outstanding awards granted under the Bank of Princeton Amended and Restated 2012 Equity Incentive Plan, (iii) assumed all of the outstanding awards granted under the MoreBank 2004 Incentive Equity Compensation Plan, and (iv) assumed all of the outstanding awards granted under the Bank of Princeton Amended and Restated 2018 Equity Incentive Plan (collectively, the “Equity Plans”) and the Equity Plans shall be adopted and continued by the Company and amended and restated to become the Princeton Bancorp Equity Plans on the Effective Date. On the Effective Date, the Company shall assume each unexercised option under the Equity Plans and each such unexercised option under the Equity Plans and each such unexercised option shall become an option to purchase the same number of shares (adjusting thereafter where appropriate pursuant to the anti-dilution provisions of the applicable Equity Plan, if any) of the Company Common Stock in lieu of shares of Bank Common Stock on the same terms and conditions set forth in the applicable Equity Plan and in each relevant agreement evidencing such unexercised option (including but not limited to the same option exercise price). Further, at the Effective Date, the Company assumed all of the outstanding awards granted under the Bank of Princeton 2018 Director Fee Plan (the “Director Plan”), which shall be continued and become the Director Plan of the Company under the name of the Company. On the Effective Date, the Company shall amend and restate the Director Plan to reflect the foregoing. Finally, at the Effective Date, the Company assumed all of the outstanding awards granted under the Bank of Princeton Employee Stock Ownership Plan (the “Other Benefit Plans”). As of the Effective Date, all employee benefit plans of the Bank shall be and will remain employee benefit plans of the Company.

On the Effective Date, the Company will assume all of the Bank’s obligations with respect to the Bank’s Dividend Reinvestment and Stock Purchase Plan (the “DRIP”) and the DRIP shall be continued and become the Dividend Reinvestment and Stock Purchase Plan of the Company under the name of the Company.

Prior to the Effective Date, the Company had no material assets and had not conducted any business or operations except for activities related to the Company’s organization and the Reorganization. The Company’s directors are the same as those of the Bank. Following the Reorganization, each stockholder of the Bank received exactly the same number of shares of Company Common Stock as the number of shares of Bank Common Stock they owned.

The Company is a Pennsylvania corporation subject to the Pennsylvania Business Corporation Law of 1988 (the “Pennsylvania Business Corporation Law”), as amended. Additionally, the Company is registered with the Federal Reserve under the Bank Holding Company Act of 1956. As such, the Company is subject to supervision and examination by, and the regulations and reporting requirements of, the Board of Governors of the Federal Reserve System. The Bank is a New Jersey state-chartered bank headquartered in Princeton, New Jersey. The Bank is a full service community bank, and offers an array of deposit products, loan services, and other services to its customers, filing both retail and commercial needs. The Company structure will assist with the formation or acquisition of other financial institutions and providers of other financial services. However, the Bank has no specific plans to offer any of these financial services or to make any acquisitions, and no assurance can be given that any such financial services will be offered or acquisitions completed in the near future.

The mailing address and principal executive office of each of the Bank and the Company is 183 Bayard Lane, Princeton, New Jersey 08540 and the telephone number for each is (609) 921-1700.

Successor Issuer

Prior to the consummation of the Reorganization, the Bank Common Stock was traded on the Nasdaq Global Select Market (“Nasdaq”) under the ticker symbol “BPRN.” Effective January 11, 2023, the Company Common Stock will begin trading on Nasdaq under the same ticker symbol.

Prior to the Effective Date, the Bank Common Stock was registered under Section 12(b) of Exchange Act. The Bank was subject to the information requirements of the Exchange Act and, in accordance with Section 12(i) thereof, it filed annual and quarterly reports, proxy statements and other information with the FDIC. Upon consummation of the Reorganization, the Company Common Stock was deemed to be registered under Section 12(b) of the Exchange Act, pursuant to Rule 12g-3(a) promulgated thereunder. This Current Report on Form 8-K, among other things, serves as notice that the Company is the successor to the Bank under Rule 12g-3(a) and is subject to the information requirements of the Exchange Act and will file reports, proxy statements and other information with the U.S. Securities and Exchange Commission.

Description of the Company Common Stock

A description of the Company Common Stock has been filed with this Current Report on Form 8-K as Exhibit 4.1 and is incorporated by reference into this Item 8.01. The description contained in Exhibit 4.1 is only a summary of the material terms of the Company’s Articles of Incorporation and Bylaws, which have been filed with this report as Exhibits 3.1 and 3.2, respectively, and applicable law.

Forward-Looking Statements

The Company may from time to time make written or oral “forward-looking statements,” including statements contained in the Company’s filings with the SEC, in its reports to stockholders and in other communications by the Company (including this 8-K), which are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1955 and Section 21E of the Securities Exchange Act of 1934, as amended.

These forward-looking statements involve risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company’s control). The following factors, among others, could cause the Company’s and the Bank’s financial and other performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: the extent of the adverse impact of the current global coronavirus outbreak on our customers, prospects and business, as well as the impact of any future pandemics or other natural disasters; civil unrest, rioting, acts or threats of terrorism, or actions taken by the local, state and Federal governments in response to such events, which could impact business and economic conditions in our market area, the strength of the United States economy in general and the strength of the local economies in which the Bank conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; market volatility; the value of the Bank’s products and services as perceived by actual and prospective customers, including the features, pricing and quality compared to competitors’ products and services; the willingness of customers to substitute competitors’ products and services for the Bank’s products and services; credit risk associated with the Bank’s lending activities; risks relating to the real estate market and the Bank’s real estate collateral; the impact of changes in applicable laws and regulations and requirements arising out of our supervision by banking regulators; other regulatory requirements applicable to the Company’s Registration Statement No. 333-263313 on Form S-4EF and the Bank’s Annual Report on Form 10-K for the year ended December 31, 2021 under the heading “Risk Factors,” and the success of the Company and the Bank at managing the risks involved in the foregoing.

The Company cautions that the foregoing list of important factors is not exclusive. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company or the Bank, except as required by applicable law or regulation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. See Exhibit Index below.

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization and Merger dated February 23, 2022, adopted and approved by Princeton Bancorp, Inc., The Bank of Princeton and Interim Bank of Princeton (included as Annex A to the Proxy Statement/Prospectus contained in the Company’s Registration Statement on Form S-4EF filed on March 4, 2022, as amended, and incorporated herein by reference).

3.1	Articles of Incorporation of Princeton Bancorp, Inc. (included as Annex B to the Proxy Statement/Prospectus contained in the Company’s Registration Statement on Form S-4EF filed on March 4, 2022, as amended, and incorporated herein by reference).

3.2	Bylaws of Princeton Bancorp, Inc. (included as Annex C to the Proxy Statement/Prospectus contained in the Company’s Registration Statement on Form S-4EF filed on March 4, 2022, as amended, and incorporated herein by reference).

4.1	Description of Princeton Bancorp, Inc.’s Securities Registered Pursuant to Section 12 of the Securities Exchange Act of 1934.*

99.1	Current Report on Form 8-K filed on April 15, 2022

99.2	Current Report on Form 8-K filed on May 4, 2022

99.3	Current Report on Form 8-K filed on September 2, 2022

99.4	Press Release, dated January 10, 2023.*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCETON BANCORP, INC.
Dated: January 10, 2023

	By:	/s/ George S. Rapp
George S. Rapp
Executive Vice President and
Chief Financial Officer

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